UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 8, 2005
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                Date of Report (Date of earliest event reported):

           Universal Property Development and Acquisition Corporation
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               (Exact name of registrant as specified in charter)

           Nevada                     000-25416                20-3014499
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 (State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                      Identification No.)

                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
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                    (Address of principal executive offices)

                                 (561) 868-2071
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               Registrant's telephone number, including area code:

                                 Not Applicable.
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          (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

      Item 2.01 On October 8, 2005, the Company entered into an MOU with Dark Horse Exploration, Inc., a Wyoming corporation, for the drilling and production of oil and gas wells on mineral leases consisting of 4000 acres in Northern Utah. A copy of the Memorandum of Understanding is attached hereto as Exhibit 9.01(a). Pursuant to this Memorandum of Understanding, a new joint venture corporation will be established by the parties. UPDA will re-invest profits of up to One Million Dollars ($1,000,000.00), into the joint venture in order to continue well drilling and expansion of production. As a result of the Company's investment, Dark Horse will assign the Joint Venture entity to be established, oil & gas leases covering Four Thousand (4000) acres containing 5 producing wells in Utah. UPDA will be the owner of Sixty percent (60%) of the outstanding shares in the joint venture entity which is being managed by the experienced geologists and professionals of Dark Horse, the holder of Thirty percent (30%) of the outstanding shares. In consideration of a commitment to invest One Million Dollars ($1,000,000.00), of which One Hundred Fifty Thousand Dollars ($150,000.00) has been delivered, Masaood Group Ltd. and Rene Kronvold will be the owner of Ten percent (10%) of the outstanding shares. The Board of Directors of UPDA considered this joint venture and determined that it was consistent with its business model. UPDA will receive its portion of the profits in the joint venture in proportion to its ownership therein and will incubate the joint venture as set forth in its business model.

Item 9.01 Attachments

9.01(a) Memorandum of Understanding

Date: October 11, 2005                 Universal Property Development and
                                       Acquisition Corporation

                                       /s/
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                                       Kamal Abdallah, President
                                       Principal Executive Officer